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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 August 29, 2001

                        Annaly Mortgage Management, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                        1-13447                  22-3479661
---------------------------           ----------             ----------------
State or Other Jurisdiction           Commission             (I.R.S. Employer
     Of Incorporation)                File Number)          Identification No.)

  12 East 41st Street, Suite 700
       New York, New York                                           10017
      ---------------------                                       ----------
      (Address of Principal                                       (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (212) 696-0100

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         Attached as Exhibit 23 to this Current Report is the consent of Deloitte & Touche LLP to the use of such firm's name under the caption "Experts" in the prospectus supplement, dated August 29, 2001 and the incorporation by reference of such firm's report dated February 5, 2001 on its audits of the consolidated financial statements of Annaly Mortgage Management, Inc. in the Prospectus, dated April 24, 2001.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.     Consent of Experts and Counsel


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ANNALY MORTGAGE MANAGEMENT, INC.

                                          By: /s/ Kathryn Fagan
                                             -----------------------------------
                                              Name:  Kathryn Fagan
                                              Title: Chief Financial Officer




Dated: August 29, 2001


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.           Description
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23.1                  Consent of Experts and Counsel